Exhibit 99.3

                                [LOGO OF AMREIT]
--------------------------------------------------------------------------------

                       SUPPLEMENTAL FINANCIAL INFORMATION
                                 MARCH 31, 2005
                                   (Unaudited)

                    TABLE OF CONTENTS                              PAGE #
                    -----------------                              ------
Corporate Profile                                                     1
Consolidated Balance Sheets                                           2
Consolidated Statement of Operations                                  3
Consolidated Statement of Operations - Segments                       4

Summary of Operating Results                                        5 - 6
     Funds From Operations
     Dividends - All Classes of Common Shares
     Rental Income
     Real Estate Revenue Allocation
     Interest Expense

Summary Balance Sheet Information                                     7
     Common Share Data
     Capitalization

Debt Information                                                    8 - 9
     Outstanding Balance and Terms
     Fixed and Variable Rate Debt

Other Information                                                  10 - 12
     Property Table
     Tenant Diversification
     Lease Expiration Schedule

This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company's Annual Report on Form 10-K for the year ended December31, 2004, and its unaudited quarterly financial statements as of and for the period ended March 31, 2005. All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT's expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that AmREIT's expectations will be realized.

CORPORATE PROFILE:

AmREIT (AMEX: AMY) is a real estate investment trust ("REIT") focused on the ownership, development and management of Irreplaceable Corners(TM) - defined as premier retail frontage properties typically located on "Main & Main" intersections in highly populated, high-traffic, affluent areas. Our portfolio consists of shopping centers anchored by market dominant tenants such as Kroger, Barnes & Noble and Walgreens and are supported by specialty retailers such as GAP, Starbucks, Hallmark and Verizon. Our business structure is unique within the REIT community and consists of a real estate operating and development business, a securities business and a merchant development retail partnership business. These synergistic businesses support our portfolio of Irreplaceable Corners, and, along with our deep professional talent pool, allow the company access to multiple avenues of low-cost capital which can then be deployed efficiently and accretively for our shareholders. Through the retail partnership funds, AmREIT captures recurring development, leasing, property management, and asset management fees for services performed while maintaining an ownership interest and profit participation. Our business structure allows the Company to expand both internally and externally, distinguishing AmREIT as a value creator, a growth company, and a source of dependable, monthly income.

CORPORATE OFFICE:

8 Greenway Plaza, Suite 1000
Houston, Texas  77046
(800) 888-4400
(713) 850-0498 (fax)
www.amreit.com

STOCK EXCHANGE:

American Stock Exchange - AMY

BALANCE SHEETS:

                                                                      MARCH 31,     DECEMBER 31,
                                                                        2005            2004
                                                                    ------------    ------------
ASSETS
Real estate investments at cost
          Land                                                      $     67,168    $     68,138
          Building                                                        85,961          88,211
          Tenant improvements                                              4,248           4,243
                                                                    ------------    ------------
                                                                         157,377         160,592
          Less accumulated depreciation and amortization                  (3,990)         (3,561)
                                                                    ------------    ------------
                                                                         153,387         157,031
          Real estate held for sale, net                                   9,925           6,326
          Net investment in direct financing leases                       19,218          19,219
          Investment in retail partnerships and other
           affiliates                                                      1,877           1,979
                                                                    ------------    ------------
                    Net real estate investments                          184,407         184,555

Cash and cash equivalents                                                  3,891           2,960
Tenant receivables                                                         1,900           1,338
Accounts receivable                                                          485              37
Accounts receivable - related party                                        1,535             910
Deferred costs                                                             1,027           1,040
Intangible lease cost, net                                                10,238          10,628
Other assets                                                               1,992           1,683
                                                                    ------------    ------------
TOTAL ASSETS                                                        $    205,475    $    203,151
                                                                    ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
          Notes payable                                             $     92,751    $    105,964
          Accounts payable and other liabilities                           3,862           4,830
          Below market leases, net                                         2,393           2,504
          Security deposits                                                  367             368
                                                                    ------------    ------------
TOTAL LIABILITIES                                                         99,373         113,666
                                                                    ------------    ------------

Minority Interest                                                          1,105           1,115

Shareholders' Equity
          Preferred Shares, $.01 par value, 10,000,000  shares
          authorized, note issued                                              -               -
          Class A Common shares, $.01 par value, 50,000,000
          shares authorized, 3,493,328 and 3,462,767 shares
          issued, respectively                                                35              35
          Class B Common shares, $.01 par value, 3,000,000
          shares authorized, 2,215,722 and 2,246,283 shares
          issued, respectively                                                22              22
          Class C Common shares, $.01 par value, 4,400,000
          shares authorized, 4,083,276 and 4,079,174 shares
          issued, respectively                                                41              41
          Class D Common shares, $.01 par value, 17,000,000
          shares authorized, 4,103,087 and 2,090,765 shares
          issued, respectively                                                41              21
          Capital in excess of par value                                 122,013         104,114
          Accumulated distributions in excess of earnings                (15,741)        (15,038)
          Deferred compensation                                           (1,359)           (770)
          Cost of treasury shares, 9,116 Class A shares                      (55)            (55)
                                                                    ------------    ------------
               TOTAL SHAREHOLDERS' EQUITY                                104,997          88,370
                                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $    205,475    $    203,151
                                                                    ============    ============

STATEMENTS OF OPERATIONS

                                                                       THREE           THREE
                                                                       MONTHS          MONTHS
                                                                       ENDED           ENDED
                                                                      MARCH 31,       MARCH 31,
                                                                        2005            2004
                                                                    ------------    ------------
Revenue:
          Rental income from operating leases                       $      4,313    $      1,521
          Earned income from direct financing leases                         507             508
          Real estate fee income                                             994             367
          Securities commission income                                     2,123           1,905
          Asset management fee income                                        117              75
          Interest and other income                                          188              11
                                                                    ------------    ------------
               Total revenues                                              8,242           4,387
                                                                    ------------    ------------

Expenses:
          General and administrative                                       1,652           1,201
          Property expense                                                   729             209
          Legal and professional                                             579             328
          Securities commissions                                           1,633           1,424
          Depreciation and amortization                                    1,097             225
          Deferred merger costs                                                -           1,320
                                                                    ------------    ------------
               Total expenses                                              5,690           4,707
                                                                    ------------    ------------

Operating income (loss)                                                    2,552            (320)

Other income (expense):
          Income from retail partnerships and affiliates                      31              15
          Federal income tax (expense) benefit for TRS                       (34)           (171)
          Interest expense                                                (1,517)           (620)
          Minority interest in income of consolidated joint
           ventures                                                          (15)            (44)
                                                                    ------------    ------------
Income (loss) before discontinued operations                               1,017          (1,140)

Income from discontinued operations                                          341             167
Gain on sales of real estate acquired for resale                               -             608
                                                                    ------------    ------------
          Income from discontinued operations                                341             775
                                                                    ------------    ------------

Net income (loss)                                                          1,358            (365)
Distributions paid to class B,C, and D shareholders                       (1,632)           (813)
                                                                    ------------    ------------

Net loss available to class A shareholders                          $       (274)   $     (1,178)
                                                                    ============    ============

Net (loss) income per class A common share - basic and
 diluted
          Loss before discontinued operations                       $      (0.18)   $      (0.66)
          Income from discontinued operations                               0.10            0.26
                                                                    ------------    ------------
          Net loss                                                  $      (0.08)   $      (0.40)
                                                                    ============    ============

Weighted average class A common shares used to compute net
 (loss) income per share, basic and diluted                                3,471           2,953
                                                                    ============    ============

SEGMENTED OPERATIONS - FOR THE THREE MONTHS ENDED MARCH 31,

                                                      Real Estate                      Retail
1Q 2005                                Portfolio      Operations     Securities      Partnerships      Total
-----------------------------------   ------------    ------------   ------------    ------------   ------------
Rental Income                         $      4,795    $         25   $          -    $          -   $      4,820
Securities Commissions                           -               -          2,123               -          2,123
Real Estate Fee Income                           -             994              -               -            994
Other Income                                   140              48              -             117            305
                                      ------------    ------------   ------------    ------------   ------------
Total Revenue                                4,935           1,067          2,123             117          8,242

Securities Commission
  Expense                                        -               -          1,633               -          1,633
Depreciation and Amortization                1,097               -              -               -          1,097
Property Expense                               729               -              -               -            729
Professional Fees                              314              95             16             425
Real Estate Commissions                          -             154              -               -            154
Other expenses                                 329             661            623              39          1,652
                                      ------------    ------------   ------------    ------------   ------------
Total Expenses                               2,469             910          2,272              39          5,690

Other income (expense)                      (1,566)             33             (4)              2         (1,535)
Income From Discontinued
Operations                                     318              23              -               -            341
                                      ------------    ------------   ------------    ------------   ------------
Net Income (loss)                     $      1,218    $        213   $       (153)   $         80   $      1,358

                                                      Real Estate                       Retail
1Q 2005                                Portfolio      Operations      Securities      Partnerships      Total
-----------------------------------   ------------    ------------    ------------    ------------   ------------
Rental Income                         $      2,029    $          -    $          -    $          -   $      2,029
Securities Commissions                           -               -           1,905               -          1,905
Real Estate Fee Income                           -             367               -               -            367
Other Income                                    11               -               -              75             86
                                      ------------    ------------    ------------    ------------   ------------
Total Revenue                                2,040             367           1,905              75          4,387

Deferred merger expense                      1,320               -               -               -          1,320
Securities Commission
    Expense                                      -               -           1,424               -          1,424
Professional Fees                              141              16              11               -            168
Depreciation and Amortization                  225               -               -               -            225
Property Expense                               209               -               -               -            209
Real Estate Commissions                          -             160               -               -            160
Other Expenses                                 265             338             582              16          1,201
                                      ------------    ------------    ------------    ------------   ------------
Total Expenses                               2,160             514           2,017              16          4,707

Other income/ (expense)                       (665)           (166)             (4)             15           (820)
Income From Discontinued
Operations                                     110             665               -               -            775
                                      ------------    ------------    ------------    ------------   ------------

Net Income (loss)                     $       (675)   $        352    $       (116)   $         74   $       (365)

                                     AmREIT
                          SUMMARY OF OPERATING RESULTS

                                                                              THREE MONTHS ENDED
                                                                                   MARCH 31,
                                                                         ----------------------------
                                                                             2005            2004
                                                                         ------------    ------------
FUNDS FROM OPERATIONS:
   Income (loss) before discontinued operations                          $      1,017    $     (1,140)
   Income from discontinued operations                                            341             775
   Depreciation of real estate assets - operations                                955             223
   Depreciation of real estate assets - discontinued operations                    13              21
   Gain on sale of real estate acquired for investment                           (250)              -
   Class B, C, and D common share distributions                                (1,632)           (813)
                                                                         ------------    ------------
        Total Funds from Operations available to Class A Shareholders    $        444    $       (934)
                                                                         ============    ============

Weighted Average Class A Shares Outstanding                                 3,471,028       2,952,984

Funds From Operations per Class A Share                                  $       0.13    $      (0.32)*

* The above FFO amount does not add back the non-cash deferred merger charge of $0.45 per share, which would have resulted in Adjusted FFO of $0.13 per class A common share.

                                                                              THREE MONTHS ENDED
                                                                                   MARCH 31,
                                                                         ----------------------------
                                                                             2005            2004
                                                                         ------------    ------------
DIVIDENDS:
Class A Dividends per Share                                              $      0.124    $      0.116
As a Percentage of FFO                                                           95.4%           89.2%

  Non-Traded Common Shares:
Class B Common Share Dividends per Share (1)                             $       0.19    $       0.19
Class C Common Share Dividends per Share (2)                             $       0.17    $       0.17
Class D Common Share Dividends per Share (3)                             $       0.16    $          -

     (1) The class B common shares receive a cumulative preferred dividend, fixed at 8%, payable quarterly. The shares are currently convertible on a one for one basis into our class A common shares, and are callable by the Company beginning in July 2005 on a one for one basis, or $10.18 in cash at the holders option.

     (2) The class C common shares receive a preferred dividend, fixed at 7%, payable monthly. The shares are convertible into our class A common shares based on 110% of invested capital (i.e. $1,000 in class C common shares will convert into $1,100 in class A common shares) after the seventh anniversary of issuance (beginning in 2010). The class C common shares are callable by the Company beginning in 2006, based on the same conversion formula (110% of invested capital).

     (3) The class D common shares receive a preferred dividend, fixed at 6.5%, payable monthly. The shares are convertible into our class A common shares based on 107.7% of invested capital (i.e. $1,000 in class C common shares will convert into $1,077 in class A common shares) after the seventh anniversary of issuance (beginning in 2011). The class D common shares are callable by the Company beginning in 2005, based on the same conversion formula, prorated for the time outstanding (107.7% of invested capital).

                                                                              THREE MONTHS ENDED
                                                                                   MARCH 31,
                                                                         ----------------------------
                                                                             2005             2004
                                                                         ------------    ------------
RENTAL AND EARNED INCOME:
   Base minimum rent                                                     $      3,326    $      1,267
   Earned Income from direct financing leases                                     507             508
   Straight line rent                                                              70              26
   Over/Under market rent                                                          67               -
   Percentage rent                                                                 84              65
   Tenant reimbursements                                                          766             163
                                                                         ------------    ------------
                           Total Rental and Earned Income                $      4,820    $      2,029
                                                                         ============    ============

                                                                              THREE MONTHS ENDED
                                                                                   MARCH 31,
                                                                         ----------------------------
                                                                             2005            2004
                                                                         ------------    ------------
REAL ESTATE OPERATING REVENUE:
Development and construction management fees
    Retail partnerships and affiliates                                   $        165    $        306
    Unrelated third parties                                                        19               -
Leasing and brokerage commissions
    Retail partnerships and affiliates                                            565               -
    Unrelated third parties                                                       222              50
Property management fees
    Retail partnerships and affiliates                                             23              11
    Unrelated third parties                                                         -
                                                                         ------------    ------------
                                  Total Real Estate Operating Revenue    $        994    $        367
                                                                         ============    ============

Percent attributable to retail partnerships and affiliates                       75.8%           86.4%
Percent attributable to unrelated third parties                                  24.2%           13.6%

                                                                              THREE MONTHS ENDED
                                                                                   MARCH 31,
                                                                         ----------------------------
                                                                             2005            2004
                                                                         ------------    ------------
INTEREST EXPENSE:
   Interest paid - floating rate                                         $        462    $        177
   Interest paid - fixed rate                                                   1,111             443
   Out-of-market debt amortization                                                (56)              -
                                                                         ------------    ------------
                         Total Interest Expense                          $      1,517    $        620
                                                                         ============    ============

                                     AmREIT
                        SUMMARY BALANCE SHEET INFORMATION

                                               MARCH 31,   DECEMBER 31,
                                                 2005         2004
                                               ---------   ------------
CLASS A COMMON SHARE DATA:

  Closing Market Price                         $    8.09   $       8.05
  Dividend Yield                                    6.13%          5.96%
  90-Day Average Trading Volume                    3,777          2,659

TOTAL CAPITALIZATION - AS OF MARCH 31, 2005:

  Debt                                         $  92,751   $    105,964
  Class A Common Shares at Market                 28,187         23,662
  Class B Common Shares as Converted              17,925         19,018
  Class C Common Shares as Converted              44,916         44,871
  Class D Common Shares as Converted              44,190         22,372
                                               ---------   ------------
    Total Capitalization                       $ 227,969   $    215,887
                                               =========   ============
  Debt to Total Capitalization                      40.7%          49.1%

                                     AmREIT
                                DEBT INFORMATION

                                        AMOUNT        AMOUNT
                                     OUTSTANDING   OUTSTANDING    INTEREST     ANNUAL DEBT    MATURITY
DESCRIPTION                           3-31-2005     12-31-2004      RATE         SERVICE        DATE
----------------------------------   -----------   -----------   -----------   -----------   -----------
Credit Facility*                     $    25,127   $    38,014          4.40%  $     1,673     10/4/2005
                                     -----------   -----------
    2005 MATURITIES                  $    25,127   $    38,014

MacArthur Park                       $    13,410   $    13,410          6.17%  $       827     12/1/2008
                                     -----------   -----------
    2008 MATURITIES                  $    13,410   $    13,410

Hollywood Video,  MS                 $       943   $       946          8.38%  $        91      4/1/2009
                                     -----------   -----------
    2009 MATURITIES                  $       943   $       946

Merger Dissenters                    $       760   $       760          5.47%  $        43     7/23/2010
                                     -----------   -----------
    2010 MATURITIES                  $       760   $       760

Sugarland IHOP                       $     1,224   $     1,233          8.25%  $       138      3/1/2011
Sugar Land Plaza                           2,330         2,336          7.60%          203     11/1/2011
                                     -----------   -----------
    2011 MATURITIES                  $     3,554   $     3,569

Albuquerque IHOP                     $       707   $       712          7.89%  $        75     4/24/2012
Baton Rouge IHOP                           1,168         1,176          7.89%          124     4/24/2012
Beaverton IHOP                               828           834          7.89%           88     4/16/2012
Charlottesville IHOP                         589           593          7.89%           62     4/24/2012
El Paso #1934 IHOP                           710           715          7.89%           75     4/16/2012
Rochester IHOP                               888           894          7.89%           94     4/16/2012
Shawnee IHOP                                 701           706          7.89%           74     4/18/2012
5115 Buffalo Spdwy.                        2,781         2,789          7.58%          241     5/11/2012
Salem IHOP                                   581           585          7.89%           61     5/17/2012
Springfield IHOP                             963           971          7.89%          102     6/21/2012
Roanoke IHOP                                 670           673          7.89%           71     7/26/2012
Centerville IHOP                           1,169         1,176          7.89%          124     7/26/2012
Memphis #4462 IHOP                         1,263         1,271          7.89%          134     7/19/2012
Alexandria IHOP                              674           679          7.89%           71     7/19/2012
El Paso #1938 IHOP                           844           849          7.89%           89     8/23/2012
La Verne IHOP                                703           707          7.89%           74     8/23/2012
Memphis #4482 IHOP                           732           737          7.89%           77     8/23/2012
Parker IHOP                                  788           793          7.89%           83     8/23/2012
                                     -----------   -----------
    2012 MATURITIES                  $    16,759   $    16,861

Cinco Ranch                          $     8,524   $     8,555          5.60%  $       601     7/10/2013
Plaza in the Park                         18,016        18,081          5.60%        1,270     7/10/2013
                                     -----------   -----------
    2013 MATURITIES                  $    26,540   $    26,635

Bakery Square                        $     4,381   $     4,435          8.00%  $       571     2/10/2017
                                     -----------   -----------
    2017 MATURITIES                  $     4,381   $     4,435
                                     -----------   -----------
  TOTAL MATURITIES**                 $    91,475   $   104,631
                                     ===========   ===========

----------
*Our revolving credit facility is a variable-rate debt instrument, and its outstanding balance fluctuates throughout the year based on our liquidity needs. Annual Debt Service on this debt instrument assumes that the amount outstanding and the interest rate as of December 31, 2004 remain constant through maturity.

**Total maturities above is $1.3 million less than total debt as reported in our consolidated financial statements due to the premium recorded on above-market debt assumed in conjunction with certain of our 2004 property acquisitions.

                                 March 31,      % of      December 31,     % of
                                   2005        Total         2004          Total
                                ----------   ----------   ------------   ----------
Variable vs. Fixed Rate Debt:   $   25,127         27.1%  $     38,014         35.9%
  Variable rate debt                67,624         72.9%        67,950         64.1%
                                ----------                ------------
  Fixed rate debt               $   92,751                $    105,964

                                     AmREIT
                          PROPERTY & TENANT INFORMATION

                                                                                                   ANNUALIZED
                                                                                                   BASE RENT
                                                                                                     AS OF
    MULTI-TENANT                                                           DATE                   DECEMBER 31,      %
  SHOPPING CENTERS          MAJOR TENANTS          CITY         STATE     ACQUIRED        GLA          2004      LEASED
---------------------     -----------------    --------------   -----    ----------    ---------  ------------   -------
MacArthur Park                  Kroger            Dallas          TX      12/27/04       198,443  $  2,964,192      100%
Plaza in the Park               Kroger            Houston         TX      07/01/04       138,663     2,470,512       95%
Cinco Ranch                     Kroger            Houston         TX      07/01/04        97,297     1,245,828      100%
Bakery Square                 Walgreens &
                            Bank of America       Houston         TX      07/21/04        34,614       849,456      100%

Uptown Plaza                 CVS/pharmacy         Houston         TX      12/10/03        26,400     1,182,312       95%
Woodlands Plaza             FedEx/Kinkos &
                              Rug Gallery      The Woodlands      TX      06/03/98        20,018       377,332      100%

Sugarland Plaza             Mattress Giant       Sugarland        TX      07/01/98        16,750       349,545      100%
Terrace Shops                  Starbucks          Houston         TX      12/15/03        16,395       457,160      100%
Copperfield Medical       Texas Children's
                              Pediatrics          Houston         TX      09/26/95        14,000       219,212      100%
Courtyard at Post Oak      Verizon Wireless       Houston         TX      06/15/04        13,597       477,360      100%
San Felipe and
 Winrock (1)                                      Houston         TX      11/17/03         8,400          **         **
                                                                                       ---------  ------------   ------
      Multi-Tenant
    Shopping Centers
         Total                                                                           584,577    10,592,909       98%

                                                                                                   ANNUALIZED
                                                                                                   BASE RENT
                                                                                                     AS OF
                                                                            DATE                  DECEMBER 31,     %
SINGLE TENANT (GROUND LEASES)                       CITY        STATE     ACQUIRED        GLA         2004       LEASED
----------------------------------------       --------------   -----    ----------    ---------  ------------   ------
CVS Corporation                                    Houston        TX      01/10/03        13,824  $    327,167      100%
Darden Restaurants                             Peachtree City     GA      12/18/98         6,867        79,366      100%
Carlson Restaurants                                Hanover        MD      09/16/03         6,802       141,674      100%
410-Blanco (1)                                   San Antonio      TX      12/17/04         5,000            **       **
Bank of America                                    Houston        TX      11/17/03         4,420       247,975      100%
Comerica Bank (1)                                  Houston        TX      04/30/04         4,277            **       **
Washington Mutual                                  Houston        TX      12/11/96         3,685        98,160      100%
Washington Mutual                               The Woodlands     TX      09/23/96         3,685        61,060      100%
Yum Brands (2) (3)                                 Houston        TX      10/14/03         2,818        79,440      100%
                                                                                       ---------  ------------   ------
  Single Tenant (Ground Leases) Total                                                     51,378     1,034,842      100%

                                                                                                      ANNUALIZED
                                                                                                      BASE RENT
                                                                                                        AS OF
                                                                               DATE                  DECEMBER 31,     %
SINGLE TENANT (FEE SIMPLE)                         CITY          STATE       ACQUIRED        GLA         2004       LEASED
-------------------------------------------    --------------   -------     ----------    ---------  ------------   ------
Vacant (2)                                       Baton Rouge      LA         06/09/97        20,575            **        0%
Baptist Memorial
Medical Plaza                                      Memphis        TN         07/23/02        15,000       222,643      100%
Comp USA                                          Roseville       MN         07/23/02        15,000       267,584      100%
Energy Wellness                                   Sugarland       TX         07/23/02        15,000       187,857      100%
Transworld                                      Independence      MO         07/23/02        14,047       135,000      100%
Entertainment
Golden Corral                                      Houston        TX         07/23/02        12,000       182,994      100%
Golden Corral                                      Humble         TX         07/23/02        12,000       181,688      100%
Carlson Restaurants                                Houston        TX         07/23/02         8,500       200,000      100%
Pier One Imports Inc.                             Longmont        CO         07/23/02         8,014       135,152      100%
Hollywood
Entertainment Corp.                               Lafayette       LA         10/31/97         7,488       150,874      100%
Hollywood
Entertainment Corp.                               Ridgeland       MS         12/31/97         7,488       155,067      100%
Radio Shack
Corporation                                        Dallas         TX         06/15/94         5,200       108,900      100%
IHOP Corporation
#1483                                             Sugarland       TX         09/22/99         4,020       188,112      100%
IHOP Corporation
#1737 (6)                                        Centerville      UT         07/25/02         4,020       160,849      100%

IHOP Corporation
#4462 (6)                                          Memphis        TN         08/23/02         4,020       176,768      100%

IHOP Corporation
#5318                                              Topeka         KS         09/30/99         4,020       156,395      100%
Payless Shoesources
Inc.                                               Austin         TX         07/23/02         4,000        80,000      100%
AFC, Inc.                                          Atlanta        GA         07/23/02         2,583       119,279      100%
Jack in the Box Inc.                               Dallas         TX         07/23/02         2,238        78,729      100%
(4)

Advance Auto (1)(2)(3)(5)                          Various      Various       Various        49,000            **       **
                                                                                          ---------  ------------   ------
  Single Tenant (Fee Simple) Total                                                          214,213     2,887,891       88%

                                                                                                      ANNUALIZED
                                                                                                      BASE RENT
                                                                                                        AS OF
                                                                               DATE                  DECEMBER 31,     %
SINGLE TENANT (LEASEHOLD)                           CITY         STATE       ACQUIRED        GLA         2004       LEASED
-------------------------------------------    --------------   -------     ----------    ---------  ------------   ------
IHOP Corporation (6)                              Various       Various      Various         60,300  $  1,565,674      100%
                                                                                          ---------  ------------   ------
    Company Total GLA/% Leased                                                              910,468    16,081,316       97%

----------
(1) Under Development (GLA represents proposed leaseable square footage).

(2) Held for Sale

(3) Held in joint venture of which we are the managing 50% owner

(4) Property was sold subsequent to December 31, 2004

(5) Advance Auto properties are located in MO and IL. Each of the properties has a proposed GLA of 7,000 square feet.

(6) IHOP properties are located in NM, LA, OR, VA, TX, CA, TN, CO, VA, NY, OR, KS, UT and MO. Each of the properties has a GLA of 4,020 square feet. These properties are held by a consolidated subsidiary, 79.0% of which is owned by AmREIT, 19.6% of which is owned by AmREIT Income & Growth Corporation, one of our affiliated retail partnerships, and 1.4% of which is owned by unaffiliated third parties.

TOP 10 TENANTS BY REVENUE CONCENTRATION AS OF MARCH 31, 2005:

                                                                % OF TOTAL
                                                   RENTAL        OPERATING
             TENANT                                INCOME         REVENUE
---------------------------------------------   ------------   ------------
Kroger                                          $        626            7.6%
IHOP                                                     562            6.8%
CVS/pharmacy                                             236            2.9%
Golden Corral Corporation                                158            1.9%
Linens N Things                                          155            1.9%
Landry's, Inc.                                           129            1.6%
Bank of America                                          110            1.3%
Barnes & Nobel                                            95            1.1%
Carlson Restaurants Worldwide                             85            1.0%
Hallmark                                                  82            1.0%
                                                ------------   ------------
                                    Total       $      2,238           27.1%

LEASE EXPIRATIONS BY YEAR:

                                      NUMBER
                                     OF LEASE       SQUARE         PERCENT
EXPIRATION YEAR                      EXPIRING       FOOTAGE        OF TOTAL
--------------------------------   ------------   ------------   ------------
2005 ...........................             14         37,450           4.40%
2006 ...........................             18         45,589           5.35%
2007 ...........................              9         51,431           6.04%
2008 ...........................             17         63,560           7.47%
2009 ...........................             21         74,732           8.78%
2010 ...........................              9         43,797           5.14%
2011 ...........................             25        125,064          14.69%
2012 ...........................              8         55,039           6.46%
2013 ...........................              2         11,131           1.31%
2014 ...........................              5          8,050           0.95%
2015 ...........................              0              0           0.00%
2016 ...........................              1         15,120           1.78%
2017 ...........................              0              0           0.00%
2018 ...........................              0              0           0.00%
2019 ...........................              3         12,838           1.51%
2020 ...........................              3         71,413           8.39%
2021 ...........................              2         82,265           9.66%
2022 ...........................              1          4,020           0.47%
2023 ...........................              1         63,373           7.44%
2024 ...........................              4         26,284           3.09%
2025 ...........................              6         32,100           3.77%
2026 ...........................              4         16,080           1.89%
2027 ...........................              3         12,060           1.42%
                                   ------------   ------------   ------------
Totals                                      156        851,396         100.00%